Filed pursuant to Rule 497(e)

File Nos. 333-169226 and 811-22468

ASHMORE FUNDS

Supplement dated January 18, 2013

to the Statutory Prospectus for Institutional Class Shares of Ashmore Funds (the “Trust”)

Dated February 29, 2012 (as supplemented thereafter)

and to the Statutory Prospectus for Class A and Class C Shares of Ashmore Funds

Dated February 29, 2012 (as supplemented thereafter)

Disclosure Related to

Ashmore Emerging Markets Equity Fund and

Ashmore Emerging Markets Small-Cap Equity Fund

Within the Trust’s Prospectuses, the third paragraphs of the sections entitled “Summary Information About the Funds—Ashmore Emerging Markets Equity Fund—Management of the Fund” and “Summary Information About the Funds—Ashmore Emerging Markets Small-Cap Equity Fund—Management of the Fund” are hereby restated in their entirety as follows:

Portfolio Managers—Felicia Morrow, Chief Executive Officer and Chief Investment Officer of the Subadviser, lead portfolio manager of the Fund; Peter Trofimenko, Portfolio Manager; John DiTieri, Portfolio Manager; Alejandro Garza, Portfolio Manager; and Cindy Chi, Portfolio Manager. Ms. Morrow, Mr. Trofimenko, Mr. DiTieri and Mr. Garza have each participated in the management of the Fund and shared primary responsibility for the day-to-day management of the Fund since its inception in June 2011. Ms. Chi has participated in the management of the Fund since its inception and has shared primary responsibility for the day-to-day management of the Fund since January 2013.

Within the Trust’s Prospectuses, the table under the sections entitled “Management of the Funds—Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund” is hereby restated in its entirety as follows:

Fund	Portfolio Manager	Since	Recent Professional Experience
Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund	Felicia Morrow, lead portfolio manager	Inception	Felicia Morrow is Chief Executive Officer and Chief Investment Officer of AshmoreEMM. She is responsible for country allocation and overall maintenance of investment standards and chairs AshmoreEMM’s Investment Committee. Ms. Morrow serves on the Board of Directors of AshmoreEMM. Prior to joining AshmoreEMM in 1990, Ms. Morrow served as a consultant to the World Bank and was a Project Development Officer for USAID. She has travelled extensively throughout emerging markets and lived in Indonesia. Ms. Morrow earned an M.B.A. from Harvard Business School and a B.A. from Stanford University.

Fund	Portfolio Manager	Since	Recent Professional Experience
	Peter Trofimenko	Inception	Peter Trofimenko is the Portfolio Manager responsible for Central Europe, Russia, and South Africa. He also follows the banking, finance, and pharmaceuticals sectors. Mr. Trofimenko also has experience with AshmoreEMM as an Analyst in the Czech Republic, Hungary, Poland and Slovakia. Prior to joining AshmoreEMM in 1994, he was an Assistant Professor at the Ukrainian Institute of International Relations of Kiev State University, a principal in Vecoba Trust Company, and an editor for Fortune Business Weekly. Mr. Trofimenko has an M.A. and a PhD from Kiev State University.

	John DiTieri	Inception	John DiTieri is the Portfolio Manager responsible for Southeast Asia. He also focuses on the telecommunications and tobacco sectors. He also has experience at the Investment Advisor as a Portfolio Accountant. Prior to joining AshmoreEMM in 1990, he was an Auditor for Spicer & Oppenheimer. Mr. DiTieri holds a B.A. in Accounting from Adelphi University.

	Alejandro Garza	Inception	Alejandro Garza is the Portfolio Manager responsible for Mexico, Chile and the Andean countries. He also focuses on the chemicals, industrial conglomerates and construction industries. Prior to joining AshmoreEMM in 2007, Mr. Garza worked in Corporate Planning for Vitro Corporativo SA in Mexico, Investment Banking for Violy Byorum & Partners, LLC in New York, and a Project Development Manager for SPM Dynacast de Mexico SA de CV in Mexico. He has an Executive MBA, Global Program from Escuela de Graduados en Administración y Dirección de Empresas (EGADE) and a BSc in Chemical Engineering and Management from Instituto Tecnológico y de Estudios Superiores de Monterrey (ITESM).

Fund	Portfolio Manager	Since	Recent Professional Experience
	Cindy Chi	January 2013	Cindy Chi is the Portfolio Manager responsible for China/Hong Kong. She also focuses on the healthcare, consumer goods and services, and retail industries. Prior to joining AshmoreEMM in 2004, she was a Consultant with the Boston Consulting Group, Marketing Manager with Nuera Communications, Inc. and a Financial Analyst with Forrest Binkley and Brown. Ms. Chi has a B.S. in Material Science, B.A. in Chinese Linguistics from Tsinghua University, a Masters in International Relations and Pacific Affairs from the University of California, San Diego and an M.B.A. from Harvard Business School.

Investors Should Retain This Supplement for Future Reference